As filed with the Securities and Exchange Commission on June 5, 1998
                                            Registration No. 333-

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         ARCH COMMUNICATIONS GROUP, INC.
--------------------------------------------------------------------------------
               (Exact name of issuer as specified in its charter)

       Delaware                                       31-1358569
--------------------------------------------------------------------------------
(State or other jurisdiction of        (I.R.S. Employer Identification No.)
incorporation or organization)

1800 West Park Drive, Suite 250, Westborough, MA 01581
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)       (Zip Code)

                        1996 EMPLOYEE STOCK PURCHASE PLAN
--------------------------------------------------------------------------------
                            (Full title of the plan)

                David A. Westenberg, Esq., c/o Hale and Dorr LLP
                  60 State Street, Boston, Massachusetts 02109
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

                                 (617) 526-6000
--------------------------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
  Title of                         Proposed          Proposed
 Securities       Amount to        Maximum           Maximum         Amount of
   to be             be         Offering Price      Aggregate      Registration
 Registered      Registered      Per Share (1)  Offering Price (1)    Fee (1)
--------------------------------------------------------------------------------
Common Stock,      250,000        $5.03125        $1,257,812.50       $372.00
$.01 par value      Shares

     (1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) and (h) of the Securities Act of 1933, as amended, and based on the average of the high and low prices of the Common Stock on the Nasdaq National Market on June 3, 1998.

                     STATEMENT OF INCORPORATION BY REFERENCE


     This Registration Statement on Form S-8 incorporates by reference the contents of Registration Statement on Form S-8, File No. 333-07333 filed by the Registrant on July 1, 1996, relating to the Registrant's 1996 Employee Stock Purchase Plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westborough, on this 3rd day of June, 1998


                                                 ARCH COMMUNICATIONS GROUP, INC.



                                                 By:/s/ C. Edward Baker, Jr.
                                                 ---------------------------
                                                    C. Edward Baker, Jr.
                                                    Chairman and Chief
                                                    Executive Officer





                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Arch Communications Group, Inc. hereby severally constitute and appoint C. Edward Baker, Jr., Garry B. Watzke and David A. Westenberg, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement on
Form S-8 filed herewith and any and all amendments to said Registration Statement and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Arch Communications Group, Inc. to comply with the provisions of the Securities Act, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     WITNESS our hands and common seal on the date set forth below.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

           SIGNATURE                   TITLE                        DATE



    /S/ C. EDWARD BAKER, JR.      Chairman of the Board       )  June 3, 1998
    ------------------------      of Directors and Chief      )
    C. Edward Baker, Jr.          Executive Officer           )
    (Principal Executive                                      )
    Officer)                                                  )
                                                              )
                                                              )
    /S/ J. ROY POTTLE             Executive Vice President,   )  June 1, 1998
    ------------------------      and Chief Financial         )
    J. Roy Pottle                 Officer                     )
    (Principal Financial                                      )
    Officer and Principal                                     )
    Accounting Officer)                                       )
                                                              )
                                                              )
    /S/ R. SCHORR BERMAN          Director                    )  June 2, 1998
    ------------------------                                  )
    R. Schorr Berman                                          )
                                                              )
                                                              )
    /S/ JAMES S. HUGHES           Director                    )  June 2, 1998
    ------------------------                                  )
    James S. Hughes                                           )
                                                              )
                                                              )
    ------------------------      Director                    )  June  , 1998
    Allan L. Rayfield                                         )
                                                              )
                                                              )
    /S/ JOHN B. SAYNOR            Director                    )  June 1, 1998
    ------------------------                                  )
    John B. Saynor                                            )
                                                              )
                                                              )
    /S/ JOHN A. SHANE             Director                    )  June 2, 1998
    ------------------------                                  )
    John A. Shane                                             )

                                  EXHIBIT INDEX


Exhibit
Number
------


4.1 Restated Certificate of Incorporation of the Registrant (included as Annex D to the Joint Proxy Statement and Prospectus which is part of the Registrant's Registration Statement on Form S-4 (File No. 33-95468) and incorporated herein by reference)

4.2 Certificate of Amendment of Restated Certificate of Incorporation of the Registrant (filed as Exhibit 4.2 to the Registrant's Registration Statement on Form S-8 (File No. 333-07333) and incorporated herein by reference)

4.3 By-Laws of the Registrant (filed as Exhibit 3.5 to the Registrant's Registration Statement on Form S-4 (File No. 33-95468) and incorporated herein by reference)

5    Opinion of Hale and Dorr LLP

23.1 Consent of Hale and Dorr LLP (included in Exhibit 5)

23.2 Consent of Arthur Andersen LLP

24.1 Power of Attorney (included in the signature pages of this Registration Statement)